Exhibit 99.1

News Release

2011-09

Contact

Dianne VanBeber

dianne.vanbeber@intelsat.com

+1 202 944 7406

Intelsat Announces Tender Offers and Consent Solicitations for Certain Notes of Intelsat Jackson Holdings S.A., Intelsat Intermediate Holding Company S.A. and Intelsat Subsidiary Holding Company S.A.

Luxembourg, March 21, 2011

Intelsat S.A. today announced that its subsidiary, Intelsat Jackson Holdings S.A. (“Intelsat Jackson”) has commenced tender offers and consent solicitations for two series of outstanding senior notes, its subsidiary, Intelsat Intermediate Holding Company S.A. (“Intermediate Holdco”) has commenced a tender offer and consent solicitation for one series of outstanding senior notes and its subsidiary, Intelsat Subsidiary Holding Company S.A. (“Intelsat Sub Holdco”) has commenced tender offers and consent solicitations for three series of outstanding senior notes. Each tender offer and consent solicitation is being made independently of the other offers and consent solicitations.

Intelsat Jackson’s tender offers (the “Intelsat Jackson Tender Offers”) to purchase for cash any and all of its outstanding $55.0 million aggregate principal amount of 9 1/4% Senior Notes due 2016 (the “9 1/4% Intelsat Jackson Notes”) and any and all of its outstanding $284.6 million aggregate principal amount of 11 1/2% Senior Notes due 2016 (the “11 1/2% Intelsat Jackson Notes”, and together with the 9 1/4% Intelsat Jackson Notes, the “Intelsat Jackson Notes”) are subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated March 21, 2011 relating thereto (the “Intelsat Jackson Offer to Purchase and Consent Solicitation Statement”).

In connection with the Intelsat Jackson Tender Offers, Intelsat Jackson is also soliciting the consent of the holders of the Intelsat Jackson Notes (the “Intelsat Jackson Consent Solicitations”) to certain proposed amendments to the indentures governing such notes, among other things, to eliminate substantially all of the restrictive covenants, certain events of default and certain other provisions contained in the applicable indentures.

Intermediate Holdco’s tender offer (the “Intermediate Holdco Tender Offer”) to purchase for cash any and all of its outstanding $481.0 million aggregate principal amount at maturity of 9 1/2% Senior Discount Notes due 2015 (the “Intermediate Holdco Notes”) is subject to the terms and conditions set forth in Intermediate Holdco’s Offer to Purchase and Consent Solicitation Statement dated March 21, 2011 relating thereto (the “Intermediate Holdco Offer to Purchase and Consent Solicitation Statement”).

In connection with the Intermediate Holdco Tender Offer, Intermediate Holdco is also soliciting the consent of the holders of the Intermediate Holdco Notes

(the “Intermediate Holdco Consent Solicitation”) to certain proposed amendments to the indenture governing the Intermediate Holdco Notes, among other things, to eliminate substantially all of the restrictive covenants, certain events of default and certain other provisions contained in that indenture.

Intelsat Sub Holdco’s tender offers (the “Intelsat Sub Holdco Tender Offers”, and together with the Intelsat Jackson Tender Offers and the Intermediate Holdco Tender Offer, the “Tender Offers”) to purchase for cash any and all of its outstanding $625.3 million aggregate principal amount of 8 1/2% Senior Notes due 2013 (the “8 1/2% Intelsat Sub Holdco Notes”), any and all of its outstanding $681.0 million aggregate principal amount of 8 7/8% Senior Notes due 2015 (the “8 7/8% Intelsat Sub Holdco Notes”) and any and all of its outstanding $400.0 million aggregate principal amount of 8 7/8% Senior Notes due 2015, Series B (the “8 7/8% Intelsat Sub Holdco Notes, Series B”, and together with the 8 1/2% Intelsat Sub Holdco Notes and the 8 7/8% Intelsat Sub Holdco Notes, the “Intelsat Sub Holdco Notes”, and together with the Intelsat Jackson Notes and the Intermediate Holdco Notes, the “Notes”) are subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated March 21, 2011 relating thereto (the “Intelsat Sub Holdco Offer to Purchase and Consent Solicitation Statement”, and together with the Intelsat Jackson Offer to Purchase and Consent Solicitation Statement and the Intermediate Holdco Offer to Purchase and Consent Solicitation Statement, the “Offers to Purchase and Consent Solicitation Statements”).

In connection with the Intelsat Sub Holdco Tender Offers, Intelsat Sub Holdco is also soliciting the consent of the holders of the Intelsat Sub Holdco Notes (the “Intelsat Sub Holdco Consent Solicitations”, and together with the Intelsat Jackson Consent Solicitations and the Intermediate Holdco Consent Solicitation, the “Consent Solicitations”) to certain proposed amendments to the indentures governing such notes, among other things, to eliminate substantially all of the restrictive covenants, certain events of default and certain other provisions contained in the applicable indentures.

The tender offer documents more fully set forth the terms of the Tender Offers and Consent Solicitations. The Notes and other information relating to the Tender Offers and Consent Solicitations are listed in the table below.

		Principal
		Amount	Tender Offer	Consent	Total
Notes	CUSIP No.	Outstanding	Consideration(1)	Payment(1)	Consideration(1)(2)
Intelsat Jackson’s 9 1/4% Senior Notes due 2016	45820EAU6	$55,035,000	$1,032.88	$30.00	$1,062.88
Intelsat Jackson’s 11 1/2% Senior Notes due 2016	458207AC1	$284,595,000	$1,048.53	$30.00	$1,078.53
Intermediate Holdco’s 9 1/2% Senior Discount Notes due 2015	458206AC3	$481,020,000	$1,004.17	$30.00	$1,034.17
Intelsat Sub Holdco’s 8 1/2% Senior Notes due 2013	45822EAH3	$625,346,000	$972.50	$30.00	$1,002.50
Intelsat Sub Holdco’s 8 7/8% Senior Notes due 2015	45822EAJ9	$681,012,000	$1,002.08	$30.00	$1,032.08
Intelsat Sub Holdco’s 8 7/8% Senior Notes due 2015, Series B	45822EAK6 G4894TAA8	$400,000,000	$1,002.08	$30.00	$1,032.08

(1)    Per $1,000 principal amount of Notes tendered and excluding accrued and unpaid interest, which will be paid in addition to the applicable Total Consideration or Tender Offer Consideration, as applicable.

(2)    Includes the Consent Payment.

Holders who validly tender their 9 1/4% Intelsat Jackson Notes or 11 1/2% Intelsat Jackson Notes, as applicable, prior to 5:00 p.m., New York City time, on Friday, April 1, 2011 (the “Intelsat Jackson Consent Time”) will be eligible to receive total consideration of $1,062.88 per $1,000 principal amount of 9 1/4% Intelsat Jackson Notes tendered and $1,078.53 per $1,000 principal amount of 11 1/2% Intelsat Jackson Notes tendered, which includes a consent payment of $30.00 per $1,000 principal amount of 9 1/4% Intelsat Jackson Notes and $30.00 per $1,000 principal amount of 11 1/2% Intelsat Jackson Notes. Holders must validly tender and not validly withdraw their applicable Intelsat Jackson Notes at or prior to the Intelsat Jackson Consent Time in order to be eligible to receive the applicable total consideration (including the consent payment). A holder cannot deliver a consent without tendering its corresponding Intelsat Jackson Notes or tender its Intelsat Jackson Notes without delivering a corresponding consent.

Holders who validly tender their Intermediate Holdco Notes prior to 5:00 p.m., New York City time, on Friday, April 1, 2011 (the “Intermediate Holdco Consent Time”) will be eligible to receive total consideration of $1,034.17 per $1,000 principal amount of Intermediate Holdco Notes tendered, which includes a consent payment of $30.00 per $1,000 principal amount of Intermediate Holdco Notes. Holders must validly tender and not validly withdraw their Intermediate Holdco Notes at or prior to the Intermediate Holdco Consent Time in order to be eligible to receive the total consideration (including the consent payment). A holder cannot deliver a consent without tendering its corresponding Intermediate Holdco Notes or tender its Intermediate Holdco Notes without delivering a corresponding consent.

Holders who validly tender their 8 1/2% Intelsat Sub Holdco Notes, 8 7/8% Intelsat Sub Holdco Notes or 8 7/8% Intelsat Sub Holdco Notes, Series B, as applicable, prior to 5:00 p.m., New York City time, on Friday, April 1, 2011 (the “Intelsat Sub Holdco Consent Time”) will be eligible to receive total consideration of $1,002.50 per $1,000 principal amount of 8 1/2% Intelsat Sub Holdco Notes tendered, $1,032.08 per $1,000 principal amount of 8 7/8%

Intelsat Sub Holdco Notes tendered and $1,032.08 per $1,000 principal amount of 8 7/8% Intelsat Sub Holdco Notes, Series B tendered, which includes a consent payment of $30.00 per $1,000 principal amount of 8 1/2% Intelsat Sub Holdco Notes, $30.00 per $1,000 principal amount of 8 7/8% Intelsat Sub Holdco Notes and $30.00 per $1,000 principal amount of 8 7/8% Intelsat Sub Holdco Notes, Series B. Holders must validly tender and not validly withdraw their applicable Intelsat Sub Holdco Notes at or prior to the Intelsat Sub Holdco Consent Time in order to be eligible to receive the applicable total consideration (including the consent payment). A holder cannot deliver a consent without tendering its corresponding Intelsat Sub Holdco Notes or tender its Intelsat Sub Holdco Notes without delivering a corresponding consent.

The Intelsat Jackson Tender Offers are scheduled to expire at 11:59 p.m., New York City time, on Friday, April 15, 2011, unless extended or earlier terminated by Intelsat Jackson (the “Intelsat Jackson Expiration Time”).

The Intermediate Holdco Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on Friday, April 15, 2011, unless extended or earlier terminated by Intermediate Holdco (the “Intermediate Holdco Expiration Time”).

The Intelsat Sub Holdco Tender Offers are scheduled to expire at 11:59 p.m., New York City time, on Friday, April 15, 2011, unless extended or earlier terminated by Intelsat Sub Holdco (the “Intelsat Sub Holdco Expiration Time”).

Holders tendering their Intelsat Jackson Notes after the Intelsat Jackson Consent Time but before the Intelsat Jackson Expiration Time will receive the tender offer consideration of $1,032.88 per $1,000 principal amount of 9 1/4% Intelsat Jackson Notes tendered and $1,048.53 per $1,000 principal amount of 11 1/2% Intelsat Jackson Notes tendered.

Holders tendering their Intermediate Holdco Notes after the Intermediate Holdco Consent Time but before the Intermediate Holdco Expiration Time will receive the tender offer consideration of $1,004.17 per $1,000 principal amount of Intermediate Holdco Notes tendered.

Holders tendering their Intelsat Sub Holdco Notes after the Intelsat Sub Holdco Consent Time but before the Intelsat Sub Holdco Expiration Time will receive the tender offer consideration of $972.50 per $1,000 principal amount of 8 1/2% Intelsat Sub Holdco Notes tendered, $1,002.08 per $1,000 principal amount of 8 7/8% Intelsat Sub Holdco Notes tendered and $1,002.08 per $1,000 principal amount of 8 7/8% Intelsat Sub Holdco Notes, Series B tendered.

Upon the terms and conditions described in each Offer to Purchase and Consent Solicitation Statement, payment for Notes accepted for purchase will be made

(1) with respect to the Intelsat Jackson Notes, the Intermediate Holdco Notes and the Intelsat Sub Holdco Notes validly tendered and not validly withdrawn at or prior to the Intelsat Jackson Consent Time, the Intermediate Holdco Consent Time and the Intelsat Sub Holdco Consent Time, respectively, promptly after such acceptance for purchase (which is currently expected to be in each case, April 4, 2011, unless the Intelsat Jackson Consent Time, the Intermediate

Holdco Consent Time or the Intelsat Sub Holdco Consent Time, as applicable, is extended), and

(2) with respect to Intelsat Jackson Notes, the Intermediate Holdco Notes and the Intelsat Sub Holdco Notes validly tendered after the Intelsat Jackson Consent Time, the Intermediate Holdco Consent Time and the Intelsat Sub Holdco Consent Time, respectively, but at or before the Intelsat Jackson Expiration Time, the Intermediate Holdco Expiration Time and the Intelsat Sub Holdco Expiration time, respectively, promptly after the Intelsat Jackson Expiration Time, the Intermediate Holdco and the Intelsat Sub Holdco Expiration Time, respectively (which is currently expected to be in each case April 15, 2011, unless the applicable tender offer is extended).

Holders who validly tender their notes prior to the applicable expiration time and whose notes are accepted for purchase will receive accrued and unpaid interest from the last interest payment date to, but not including, the date on which such notes are purchased.

Tendered Intelsat Jackson Notes may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on Friday, April 1, 2011, unless extended by Intelsat Jackson for each series (the “Intelsat Jackson Withdrawal Deadline”). Holders of Intelsat Jackson Notes who tender their Intelsat Jackson Notes after the Intelsat Jackson Withdrawal Deadline, but on or prior to the Intelsat Jackson Expiration Time, may not withdraw their tendered Intelsat Jackson Notes.

Tendered Intermediate Holdco Notes may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on Friday, April 1, 2011, unless extended by Intermediate Holdco (the “Intermediate Holdco Withdrawal Deadline”). Holders of Intermediate Holdco Notes who tender their Intermediate Holdco Notes after the Intermediate Holdco Withdrawal Deadline, but on or prior to the Intermediate Holdco Expiration Time, may not withdraw their tendered Intermediate Holdco Notes.

Tendered Intelsat Sub Holdco Notes may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on Friday, April 1, 2011, unless extended by Intelsat Sub Holdco for each series (the “Intelsat Sub Holdco Withdrawal Deadline”). Holders of Intelsat Sub Holdco Notes who tender their Intelsat Sub Holdco Notes after the Intelsat Sub Holdco Withdrawal Deadline, but on or prior to the Intelsat Sub Holdco Expiration Time, may not withdraw their tendered Intelsat Sub Holdco Notes.

Each Tender Offer and Consent Solicitation is conditioned upon the satisfaction of certain conditions, including Intelsat Jackson, Intermediate Holdco and Intelsat Sub Holdco, as applicable, receiving funds sufficient to pay the applicable Total Consideration with respect to the relevant Notes as well as at least a majority of the relevant aggregate principal amount of such Notes outstanding not owned by Intelsat Jackson, Intermediate Holdco, Intelsat Sub Holdco, as applicable, or any of their affiliates being validly tendered at or prior to the relevant consent time and not validly withdrawn prior to the relevant withdrawal deadline. Subject to applicable law, Intelsat Jackson, Intermediate Holdco and Intelsat Sub Holdco may also terminate one or more of the applicable Tender Offers or the Consent Solicitations at any time before the applicable expiration time in its sole discretion.

Additional Information

Intelsat Jackson, Intermediate Holdco and Intelsat Sub Holdco have each retained Barclays Capital Inc. to act as the lead dealer manager and solicitation agent for each of the Tender Offers and the Consent Solicitations. Global Bondholder Services Corporation will act as the Information Agent and the Depositary for each of the Tender Offers and the Consent Solicitations. Questions regarding any of the Tender Offers or the Consent Solicitations should be directed to Barclays Capital Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect). Requests for documentation should be directed to Global Bondholder Services Corporation at (866) 470-4500 (toll-free) or (212) 430-3774 (collect).

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase with respect to any Notes. Each Tender Offer and Consent Solicitation is being made solely pursuant to the related Offer to Purchase and Consent Solicitation Statement and related documents. The Tender Offers and the Consent Solicitations are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers and the Consent Solicitations to be made by a licensed broker or dealer, the Tender Offers and the Consent Solicitations will be deemed to be made on behalf of Intelsat Jackson, Intermediate Holdco or Intelsat Sub Holdco, as applicable, by the dealer manager, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

About Intelsat

Intelsat is the leading provider of fixed satellite services worldwide. For over 45 years, Intelsat has been delivering information and entertainment for many of the world’s leading media and network companies, multinational corporations, Internet Service Providers and governmental agencies. Intelsat’s satellite, teleport and fiber infrastructure is unmatched in the industry, setting the standard for transmissions of video, data and voice services. From the globalization of content and the proliferation of HD, to the expansion of cellular networks and broadband access, with Intelsat, advanced communications anywhere in the world are closer, by far.

Intelsat Safe Harbor Statement: Some of the statements in this news release constitute “forward-looking statements” that do not directly or exclusively relate to historical facts. The forward-looking statements made in this release reflect Intelsat’s intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, including known and unknown risks. Detailed information about some of the known risks is included in Intelsat’s annual report on Form 10-K for the year ended 31 December 2010 and Intelsat’s other periodic reports filed with the U.S. Securities and Exchange Commission. Because actual results could differ materially from Intelsat’s intentions, plans, expectations, assumptions and beliefs about the future, you are urged to view all forward-looking statements contained in this news release with caution. Intelsat does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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